KBW Community Bank Conference
July 28-29, 2009

Peter F. Benoist, CEO
Frank H. Sanfilippo, EVP & CFO

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2008 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Our mission is to guide our clients to a lifetime of financial success.

ENTERPRISE FINANCIAL

OUR BUSINESS MODEL

- Focused on private businesses and their owner families.
- Two lines of business:
  - $2.1 billion commercial bank
  - $1.1 billion wealth management business
- Strong market position in St. Louis, growing in Kansas City, entering Phoenix.
- Predominantly core-deposit funded.
- Value-added relationship model, attracting top talent and long term clients.

ENTERPRISE FINANCIAL

ENTERPRISE VALUE PROPOSITION



ENTERPRISE BANK
ENTERPRISE TRUST
Commercial Banking
Personal Banking
Treasury Management
Enterprise University
Financial Planning
Estate Planning
Succession Planning
Investment Management
Business Owner & Family

A comprehensive relationship that incorporates banking and wealth management services for business and family

ENTERPRISE FINANCIAL

WEALTH MANAGEMENT

- Multiple product offerings and revenue streams:
  - Comprehensive financial planning and advisory
  - Fiduciary services for individuals, estates and institutions
  - Financial product solutions
  - State tax credit brokerage for high net worth clients
  - High-end life insurance brokerage
- Integration and coordination with banking services and external advisors.
- High-touch, team-based service model that competes well against low-service, standardized approach of competitors.
- Flexible, open-architecture platform.
- Strong financial planning and account aggregation technology.

ENTERPRISE BANK & TRUST

ENTERPRISE UNIVERSITY

- Series of workshops designed to help business owners and their senior teams develop skills and grow their businesses.
- Offered to prospects and clients at no charge.
- More than 20 workshops in sales and marketing, performance management, finance and wealth management.
- 60% of participants are prospects, 70% are business owners and senior executives, 80% would recommend Enterprise Bank & Trust.
- Close to 20% prospect conversion rate.
- Enterprise University is a unique program that differentiates and adds value to the Enterprise relationship.

LIFETIME CLIENT SYSTEM

- Enterprise's systematic ten stage sales management process.
- Six stages to convert prospects to clients.


Targeting, Focus & Preparation
First Contact
First Meeting
Discovery
Solution
Consideration & Negotiation

- Four stages in client development.


Transaction
Relationship
Partner
Ideal

- Drives client profitability and retention.

ENTERPRISE BANK & TRUST

ST. LOUIS MARKET



- Stable, diverse economy, 19th largest US metropolitan area.
- May unemployment near national average – 9.0% vs. 9.1%.
- Second quarter 2009 office vacancy 15.0% vs. 15.5% national average.
- 70,000 privately held businesses; 61,000 households with investable assets of $1 million or more
- Enterprise is the largest remaining publicly held bank based in St. Louis.
- $1.1 billion in loans, $1.0 billion in deposits, $1.0 billion in trust assets in local market.
- Current market position and competitive environment creates opportunity to dominate private business niche.

ENTERPRISE FINANCIAL

KANSAS CITY MARKET



- Another stable, broadly diversified economy, 1.5 million metro area population.
- 200 miles from St. Louis, significant business interconnection.
- May 2009 unemployment 8.6% vs. 9.1% national average.
- More than 50,000 private businesses; 42,000 households with more than $1 million investable assets
- 9.2% twelve month decrease in median home value vs. 13.8% national decrease.
- Enterprise has grown from $65 million to $700 million in loans in 9 years, integrating 2 acquisitions in past 3 years.

ENTERPRISE FINANCIAL

PHOENIX MARKET



- Long term demographic trends will continue to drive growth long after recession ends.
- More than 86,000 private businesses.
- More than 81,000 households with more than $1 million investable assets.
- Entering market with proven business model and top talent.
- Entering market near bottom of cycle with vulnerable competition.

A DIVERSIFIED LOAN PORTFOLIO

June 30, 2009


6%
26%
10%
3%
3%
5%
5%
4%
8%
10%
9%
11%

SIC CODE	$ MILLIONS
Real Estate Related	600
Residential Construction	209
Commercial Construction	175
Manufacturing	186
Finance & Insurance	144
Retail	78
Wholesale	94
Healthcare	94
Subcontractor	58
Transportation	53
Other Services	190
Other	120

ENTERPRISE BANK & TRUST

A DIVERSIFIED LOAN PORTFOLIO

June 30, 2009


7%
20%
25%
25%
23%

Collateral	$ Millions
Land Acquisition & Development	382
Owner Occupied Real Estate	468
Non Owner Occupied Real Estate	434
Commercial & Industrial	481
Cash, Securities	136

ENTERPRISE BANK & TRUST

Non Performing Loans

June 30, 2009
In Millions of Dollars

	St. Louis			Kansas City			Total		
Type	Total	NPL	% NPL	Total	NPL	% NPL	Total	NPL	% NPL
C&I	651.2	-	-	312.8	2.2	.70	980.5	2.2	.22
Commercial Real Estate	371.6	1.2	.32	292.9	16.2	5.53	674.8	23.4	3.47
Residential Real Estate	128.4	5.9	4.60	78.6	16.0	20.36	208.9	23.6	11.30
Other	25.1	-	-	11.5	-	-	36.6	-	-
Total	1,176.3	7.1	.60	695.8	34.4	4.94	1,900.8	49.2	2.6

Chart excludes $28 million of loans originated in Arizona of which $7.7 million is non performing at June 30, 2009. $5.5 million of the $7.7 million is expected to payoff or return to performing status in the 3Q.

NPL'S AND OREO



In millions of dollars
60
50
40
30
20
10
0
13.2
9.3
23.5
11.3
29.7
13.9
50.5
13.3
49.2
16.1
2Q '08
3Q '08
4Q '08
1Q '09
2Q '09
NPL
OREO

ASSET QUALITY TRENDS



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.18%
0.13%
0.11%
0.02%
0.52%
0.10%
0.78%
0.14%
1.92%
0.70%
2.86%
1.39%*
2.95%
1.03%*
'04
'05
'06
'07
'08
1Q '09
2Q 09
Net Charge Offs to Ave Loans
NPA to Assets

* Annualized

ENTERPRISE BANK & TRUST

AGGRESSIVE PROVISIONING IN RELATION TO CHARGE-OFFS



In millions of dollars
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2Q '08
3Q '08
4Q '08
1Q '09
2Q '09
Net Charge Offs
Provision Expense

Coverage Ratio	228%	254%	174%	222%	160%

LOAN LOSS RESERVES



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.30%
1.30%
1.30%
1.32%
1.58%
2.02%
2.24%
'04
'05
'06
'07
'08
1Q '09
2Q '09

Reserves to Non Performing Loans (period end)	638%	914%	213%	170%	106%	79%	87%

ENTERPRISE BANK & TRUST

RISK MANAGEMENT ENHANCEMENTS

- Strengthened Kansas City risk management organization.
- Instituted C&I dashboard reporting system.
- Comprehensive relationship reviews with key clients.
- Centralized construction loan disbursements.
- Shifted weighting in incentive grids to emphasize credit quality and deposits.

Financial Performance

LOAN GROWTH

In millions of dollars
Ending balances



2,500
2,000
1,500
1,000
500
0
899
1,002
1,312
1,641
1,977
1,964
1,905
4 Year CAGR = 22%
2004 - 2008
'04
'05
'06
'07
'08
1Q '09
2Q '09

ENTERPRISE BANK & TRUST

DEPOSIT GROWTH AND MIX

In millions of dollars
Ending balances



2000
1800
1600
1400
1200
1000
800
600
400
200
0
939
1,116
1,315
1,585
1,792
1,745
1,759
876
1,053
1,211
1,471
1,457
1,488
1,523
4 Year CAGR = 14%
2004 - 2008
'04
'05
'06
'07
'08
1Q '09
2Q '09
Total Deposits
Core Deposits

Core %	93%	94%	92%	93%	81%	85%	87%

NET INTEREST INCOME

In millions of dollars


4 Year CAGR = 16%
2004 - 2008
80
70
60
50
40
30
20
10
0
36.7
44.6
51.3
61.1
66.7
34.3
2004
2005
2006
2007
2008
YTD 2009

	2004	2005	2006	2007	2008	YTD 2009
Spread	**3.47%**	**3.51%**	**3.24%**	**3.13%**	**3.09%**	**3.04%**
NIRM	**3.84%**	**4.11%**	**4.01%**	**3.83%**	**3.47%**	**3.36%**

FEE INCOME

In millions of dollars


24.5
19.5
14.5
9.5
4.5
-0.5
7.1
9.0
16.9
19.7
21.9
9.7
'04
'05
'06
'07
'08
YTD '09
Other
Securities Gains
Tax Credit Gains
Mortgage Gains
Service Charges
MBG
Trust

Fee income Ratio	16%	17%	25%	24%	25%	22%

Excludes branch sale gains

NON INTEREST EXPENSES

	2004	2005	2006	2007	2008	YTD 2009
Compensation	$18.6	$22.1	$25.2	$29.6	$30.0	$14.3
Loan Legal ORE	.4	.3	.3	.5	1.7	2.4
Other	10.3	11.9	15.9	19.4	21.6	11.6
Operating Total	29.3	34.3	41.4	49.5	53.3	28.3
Impairment Charges	-	-	-	-	9.2	45.4
Retention Agreement	-	-	-	-	1.0	-
FDIC Assessment	-	-	-	-	-	1.1
Reported Expense	$29.3	$34.3	$41.4	$49.5	$63.5	$74.8
Operating Expense as % of Average Assets	2.91%	2.99%	2.99%	2.82%	2.51%	2.52%
Efficiency Ratio (excluding special charges and branch gains)	66.9%	64.1%	60.7%	61.3%	60.6%	64.3%

ENTERPRISE BANK & TRUST

GROWING CORE EARNINGS POWER


In millions of dollars
40
35
30
25
20
15
10
5
0
'04
'05
'06
'07
'08
YTD '09
Pre-Tax Income
Provision

Pre-tax income excludes impairment charges, retention agreement, FDIC special assessment and branch gains

EARNINGS PER FULLY DILUTED COMMON SHARE



$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
$0.82
$1.05
$1.36
$1.40
$0.34
$0.70
'04
'05
'06
'07
'08
Net Earnings
Operating Earnings

Operating earnings excludes impairment charges, retention agreement and branch sale gains

ENTERPRISE BANK & TRUST

SOLID CAPITAL POSITION

	12/31/07	12/31/08	6/30/09
Tier 1 Risk Based Capital	9.32%	8.89%	8.47%
Total Risk Based Capital	10.54%	12.81%	13.14%
Tangible Common Equity to Tangible Assets	5.68%	5.90%	5.84%

- Added $35 million in CPP Preferred in 4Q 2008
- Added $25 million in Convertible Trust Preferred in 4Q 2008
- Filed $35 million universal shelf offering in 2Q 2009

ENTERPRISE BANK & TRUST

SUMMARY

- A clearly defined strategy, focused market niche, differentiated business model.
- Disciplined risk management.
- Very well positioned in St. Louis and growing in Kansas City. Significant longer term growth opportunity in Phoenix.
- Growing core earnings power.
- Solid capital and liquidity positions.
- Current environment creating opportunities to gain market share and talent in both banking and wealth management lines of business.

ENTERPRISE BANK & TRUST

Q & A

ENTERPRISE FINANCIAL